SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐                          Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Ambit Biosciences Corporation

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

AMBIT BIOSCIENCES CORPORATION

11080 Roselle Street

San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 15, 2014

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Ambit Biosciences Corporation, a Delaware corporation (the “Company”). The meeting will be held on Thursday May 15 at 9:00 a.m. local time at the Company’s headquarters at 11080 Roselle Street, San Diego, CA 92121 for the following purposes:

1.	To elect the three nominees named herein as Class I directors to hold office until our 2017 Annual Meeting of Stockholders.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014.

3.	Approval of our Amended and Restated 2013 Equity Incentive Plan, as set forth in this proxy statement.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is March 27, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on May 15, 2014 at 9:00 a.m. local time at the Company’s headquarters at 11080 Roselle Street, San Diego, CA 92121.

The proxy statement and annual report to stockholders are available at www.ambitbio.com.

By Order of the Board of Directors

Alan Fuhrman

Chief Financial Officer

San Diego, California

April 9, 2014

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

AMBIT BIOSCIENCES CORPORATION

11080 Roselle Street

San Diego, California 92121

PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 15, 2014

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (sometimes referred to as the “Board”) of Ambit Biosciences Corporation (sometimes referred to as “we,” “us,” the “Company” or “Ambit”) is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail these proxy materials on or about April 14, 2014 to all stockholders of record entitled to vote at the annual meeting.

How do I attend the annual meeting?

The meeting will be held on Thursday, May 15, 2014 at 9:00 a.m. local time at 11080 Roselle Street, San Diego, CA 92121. Directions to the annual meeting may be found at www.ambitbio.com. Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on March 27, 2014 will be entitled to vote at the annual meeting. On this record date, there were 17,973,315 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on March 27, 2014 your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 27, 2014 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

•	Proposal 1: Election of the three nominees as Class I directors to hold office until our 2017 Annual Meeting of Stockholders; and

•	Proposal 2: Ratification of selection by the Audit Committee of the Board of Directors of Ernst & Young, LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31 2014.

•	Proposal 3: Approval of our Amended and Restated 2013 Equity Incentive Plan, as set forth in this proxy statement.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For Proposal 2 and Proposal 3, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or, vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-800-776-9437 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on May 14, 2014 to be counted.

•	To vote through the internet, go to www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on May 14, 2014 to be counted.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Ambit. Simply complete and mail the voting instruction form to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 27, 2014.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card or in person at the annual meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the NASDAQ deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NASDAQ Stock Market Listing Rules, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1or Proposal 3, without your instructions, but may vote your shares on Proposal 2.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the three nominees for director, and “For” ratification of selection by the Audit Committee of the Board of Directors of Ernst & Young, LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

Ambit will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees and Broadridge may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but Broadridge will be paid its customary fee of approximately $3,000.00 plus out-of-pocket expenses if it solicits proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to Ambit’s Secretary at 11080 Roselle Street, San Diego, CA 92121.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 15, 2014 to the attention of the Secretary of Ambit Biosciences Corporation, 11080 Roselle Street, San Diego, California 92121. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, your written request must be received by the Secretary of Ambit between January 15, 2015, and February 14, 2015, provided that, if our annual meeting next year is earlier than April 15, 2015 or later than June 14, 2015, your written request must be received by the Secretary of Ambit on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by NASDAQ to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions and broker non-votes have no effect and will not be counted towards the vote total for any proposal.

How many votes are needed to approve each proposal?

•	For the election of directors, the three nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome.

•	To be approved, Proposal 2 ratifying the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending 2014 must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or represented by proxy. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.

•	To be approved, Proposal 3 approving the Amended and Restated 2013 Equity Incentive Plan must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or represented by proxy. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 17,973,315 shares outstanding and entitled to vote. Thus, the holders of 8,986,658 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The letter to stockholders, proxy statement, Form 10-K and annual report to stockholders are available at www.ambitbio.com.

PROPOSAL 1

ELECTION OF DIRECTORS

Ambit Biosciences Corporation’s Board of Directors is divided into three classes. Each class consists of one-third of the total number of directors, and each class has a three year term. Vacancies on the Board may only be filled by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified.

The Board of Directors currently has nine directors. There are three directors in Class I, whose term of office expires in 2014. The three nominees for Class I directors are David Bonita, M.D., Steven A. Elms and Mark G. Foletta, each of whom is currently a member of the Board of Directors. Each of the nominees, except for Mr. Foletta, is currently a director who was previously elected by the stockholders prior to our initial public offering. Mr. Foletta was elected by our Board in January 2014 to fill an existing vacancy and was recommended to serve on the Board by our Nominating and Corporate Governance Committee. If elected at the annual meeting each of these nominees would serve until the 2017 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. The terms of the directors in Class II and Class III expire at our 2015 and 2016 Annual Meetings of Stockholders, respectively. It is the Company’s policy to invite nominees for director to attend the annual meeting and that all current members of our Board of Directors attend the annual meeting. We did not hold an annual meeting during 2013.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named herein. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares that would have been voted for that nominee instead will be voted for the election of a substitute nominee proposed by the Board of Directors. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

The following table sets forth information as of March 27, 2014 for our directors and executive officers.

Name	Age	Position
Faheem Hasnain	55	Chairman of the Board of Directors
David Bonita, M.D.	38	Director
Steven A. Elms	50	Director
Standish M. Fleming	66	Director
Mark G. Foletta	53	Director
Allan P. Marchington, Ph.D.	47	Director
Michael A. Martino.	58	President, Chief Executive Officer and Director
David R. Parkinson, M.D.	63	Director
Isai Peimer	35	Director
Alan Fuhrman	57	Chief Financial Officer
Athena Countouriotis, M.D.	42	Chief Medical Officer

The Nominating and Corporate Governance Committee seeks to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board of Directors’ overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board of Directors. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board of Directors, and these views may differ from the views of other members.

Nominees for Election for a Three-year Term Expiring at the 2017 Annual Meeting

David Bonita, M.D. Dr. Bonita has served as a one of our directors since October 2012. He is a principal on the private equity team at OrbiMed Advisors LLC, an investment company, a position he has held since June 2004. From 1998 to 1999, Dr. Bonita was a corporate finance analyst in the healthcare investment banking group of Morgan Stanley, an investment firm. From 1997 to 1998, Dr. Bonita was a corporate finance analyst in the healthcare investment banking group of UBS AG, an investment bank. Based on Dr. Bonita’s extensive financial services background and experience in the pharmaceutical and healthcare industries, including his service on many biotechnology company boards of directors, the Board of Directors believes that Dr. Bonita has the appropriate set of skills to serve as a member of our Board of Directors. Dr. Bonita received an A.B. degree magna cum laude in Biological Sciences from Harvard University and a joint M.D./M.B.A. from Columbia University where he was elected to the Alpha Omega Alpha Medical Honor Society and Beta Gamma Sigma Business Honor Society.

Steven A. Elms. Mr. Elms has served as one of our directors since 2001 and served as the Chairman of the Board from July 2005 to November 2009. He is a managing director of the Perseus-Soros Biopharmaceutical Fund, L.P., or PSBF, and managing partner of Aisling Capital LLC, both venture capital firms. He joined PSBF in 2000 from the life sciences investment banking group of Chase H&Q (formerly Hambrecht and Quist Group Inc.) where he was a principal. Prior to Hambrecht and Quist, Mr. Elms traded mortgage-backed securities at Donaldson, Lufkin & Jenrette Inc. His previous healthcare sector experience includes over two years as a pharmaceutical sales representative for Marion Laboratories Inc. and two years as a consultant for the Wilkerson Group. Mr. Elms has served on the board of directors of Pernix Therapeutics Holdings, Inc., a publicly-traded pharmaceutical company, since July 2011. Mr. Elms served on the board of directors of MAP Pharmaceuticals, Inc., a publicly-traded pharmaceutical company, from June 2004 to February 2011, and has served on the boards of directors of a number of private companies. Based on Mr. Elms’ extensive financial services background and experience in the pharmaceutical and healthcare industries, including his service on many biotechnology company boards of directors, the Board of Directors believes Mr. Elms has the appropriate set of skills to serve as a member of our Board of Directors. Mr. Elms received a B.A. in human biology from Stanford University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

Mark G. Foletta has served as one of our directors since January 2014. He is currently a member of the board of directors and audit committee of AMN Healthcare Services, Inc., and a member of the board of directors, chair of the audit committee and a member of the nominating and governance committee of Regulus Therapeutics, Inc. Additionally, Mr. Foletta is a director of Viacyte, Inc., a privately held company. He previously served as senior vice president, Finance and chief financial officer of Amylin Pharmaceuticals, Inc. from March 2006 through Amylin’s acquisition by Bristol Myers-Squibb Company in August 2012, and as vice president, finance and chief financial officer of Amylin from March 2000 to March 2006. Prior to joining Amylin in 2000, Mr. Foletta held a number of management positions with Intermark, Inc. and Triton Group Ltd. and served as an audit manager with Ernst & Young. Mr. Foletta served as a director of Anadys Pharmaceuticals, Inc., a publicly-held biopharmaceutical company, from September 2005 until its sale in 2011. Mr. Foletta received a B.A. in Business Economics from the University of California, Santa Barbara. He is a Certified Public Accountant (inactive) and a member of the Corporate Directors Forum. Our Board of Directors believes that Mr. Foletta’s extensive financial and operational experience in the biotechnology industry qualifies him to serve on our Board of Directors.

Directors Continuing in Office Until the 2015 Annual Meeting

Standish M. Fleming. Mr. Fleming has served as one of our directors since June 2001. He is a managing member at Forward Ventures, a venture capital firm which he co-founded in 1993. Before establishing Forward Ventures, he served as the chairman, president and chief executive officer of GeneSys Therapeutics, Inc. (merged with Somatix Therapy Corp. and subsequently acquired by Cell GeneSys, Inc.). In his capacity as a founding managing member of Forward Ventures, Mr. Fleming has served on the board of directors and as the initial president and chief executive officer of numerous pharmaceutical and biotechnology companies. Based on Mr. Fleming’s management experience and his service on other boards of directors in the biotechnology and pharmaceutical industries, including his experience in finance, investor relations and operations, the Board of Directors believes Mr. Fleming has the appropriate set of skills to serve as a member of our Board of Directors. Mr. Fleming received a B.A. from Amherst College and an M.B.A. from the University of California, Los Angeles Graduate School of Management.

Allan P. Marchington, Ph.D. Dr. Marchington has served as one of our directors since October 2007. He is a partner at Apposite Capital LLP, a venture capital firm, a position he has held since April 2006. From July 2003 to August 2005, he served as an entrepreneur in residence at Abingworth Management, a venture capital firm. From July 2000 to July 2003, he served as senior vice president, at Millennium Pharmaceuticals, Inc. and served as chairman of Millennium Pharmaceuticals Ltd., the European subsidiary of Millennium Pharmaceuticals, Inc. Prior to Millennium, he was principal founder and CEO of Cambridge Combinatorial Ltd., a biotech company which he founded in 1997 and successfully sold to Millennium Pharmaceuticals, Inc. in 2000. Before setting up Cambridge Combinatorial, Dr. Marchington worked for seven years in a range of therapeutic areas at Pfizer. Based on Dr. Marchington’s senior positions in the biotechnology and pharmaceutical industries, including management experience as a chief executive officer and his service on other boards of directors in the biotechnology and pharmaceutical industries, and his experience in research and development, the Board of Directors believes Dr. Marchington’s has the appropriate set of skills to serve as a member of our Board of Directors. Dr. Marchington received a Ph.D. and B.Sc. in chemistry from the University of Liverpool, United Kingdom.

Isai Peimer. Mr. Peimer has served as one of our directors since March 2011. He is a principal at MedImmune Ventures Inc., an investment company, a position he has held since August 2010. From November 2009 to August 2010, he was an associate analyst at AllianceBernstein LP, a global asset management firm. From April 2008 to January 2009, he was a senior associate at Visium Asset Management, LP, a healthcare-focused investment fund. From June 2005 to April 2008, Mr. Peimer worked as an investment banker at J.P. Morgan & Co. and was a management consultant for the pharmaceutical and biotech sectors. Mr. Peimer’s career began at Merck & Co., Inc. Based on Mr. Peimer’s extensive financial services background and experience in the pharmaceutical and healthcare industries, the Board of Directors believes that Mr. Peimer has the appropriate set of skills to serve as a member of our Board of Directors. Mr. Peimer received a B.S. in Chemistry summa cum laude from Emory University and an M.B.A. from the Tuck School of Business at Dartmouth.

Directors Continuing in Office Until the 2016 Annual Meeting

Michael A. Martino. Mr. Martino has served as our President and Chief Executive Officer and as one of our directors since November 2011. From March 2010 until November 2011, Mr. Martino held multiple positions with CareFusion Corporation, a publicly-traded healthcare company, including senior vice president and general manager of diagnostics and senior vice president of innovation, business development and strategy. From January 2009 to March 2010, Mr. Martino was president and chief executive officer of Arzeda Corp., a privately-held enzyme design and development company that he co-founded and remains on the board of directors. From September 1998 to August 2008, Mr. Martino served as president and chief executive officer of Sonus Pharmaceuticals, Inc., a publicly-traded pharmaceutical development company that merged with Oncogenex Pharmaceuticals, Inc. in August 2008. Earlier in his career, he held multiple positions during a 17-year tenure at Mallinckrodt, Inc. in strategic planning, business development, marketing and general management. Based on Mr. Martino’s management experience and his pharmaceutical industry experience and service as our President and Chief Executive Officer, the Board of Directors believes Mr. Martino has the appropriate set of skills to serve as a member of our Board of Directors. Mr. Martino received an M.B.A. from Virginia Tech and a B.A. from Roanoke College.

Faheem Hasnain. Mr. Hasnain has served as one of our directors since October 2010, and as the Chairman of the Board since November 2010. Mr. Hasnain is the president and chief executive officer of Receptos, Inc., a drug discovery and development company, a position he has held since December 2010. From December 2008 until its acquisition by Abbott Laboratories in April 2010, he was the president and chief executive officer and a director of Facet Biotech Corporation, a publicly-traded, biology-driven antibody company with a focus in oncology and multiple sclerosis. Mr. Hasnain was president, chief executive officer and a director of PDL BioPharma, Inc., a publicly-traded biotechnology company, from October 2008 until Facet Biotech was spun off from PDL BioPharma in December 2008. From October 2004 to September 2008, Mr. Hasnain served at Biogen Idec Inc., a biotechnology company specializing in neurological disorders, autoimmune disorders and cancer, most recently as executive vice president in charge of the oncology/rheumatology strategic business unit. Prior to Biogen Idec, Mr. Hasnain held roles with Bristol-Myers Squibb, where he was president of the oncology therapeutics network, and for 14 years at GlaxoSmithKline plc and its predecessor organizations. Mr. Hasnain has served on the board of directors of Somaxon Pharmaceuticals, Inc., a publicly-traded specialty pharmaceutical company, since September 2010. Based on Mr. Hasnain’s management experience and his pharmaceutical industry experience and in-depth understanding of commercialization and corporate development, the Board of Directors believes Mr. Hasnain has the appropriate set of skills to serve as a member of our Board of Directors. Mr. Hasnain received a B.H.K. and B.Ed. from the University of Windsor Ontario in Canada.

David R. Parkinson, M.D. Dr. Parkinson has served as one of our directors since March 2013. He is a venture partner at New Enterprise Associates, a venture capital firm, a position he has held since April 2012. From July 2007 to June 2012, he served as the president and chief executive officer of Nodality, Inc., a private biotechnology company. Prior to Nodality, Dr. Parkinson was senior vice president of oncology research and development at Biogen Idec, a biotechnology company, and previously served as vice president of oncology development at Amgen Inc., a biotechnology committee, and vice president of global clinical oncology development at Novartis Corporation, a pharmaceutical company. Dr. Parkinson worked at the National Cancer Institute from 1990 to 1997, serving as chief of the investigational drug branch, then as action associate director of the cancer therapy evaluation program. He has also held academic positions at the M.D. Anderson Cancer Center, University of Texas and New England Medical Center at Tufts University School of Medicine. Dr. Parkinson is a past chairman of the FDA’s Biologics Advisory Committee. He is a past president of the International Society of Biological Therapy and past editor of the Journal of Immunotherapy. He previously served on the National Cancer Policy Forum of the Institute of Medicine and the FDA’s Science Board as well as a term on the board of directors of the American Association of Cancer Research, or AACR. He continues to serve as chairman of the AACR Finance Committee. From December 2008 until April 2010, Dr. Parkinson served as a director of Facet Biotech, a publicly-traded biopharmaceuticals company and since May 2010 has served as a director of Threshold Pharmaceuticals, Inc. a publicly-traded biotechnology company. Based on Dr. Parkinson’s medical knowledge and experience, especially in the field of oncology, and his industry perspective, the Board of Directors believes that Dr. Parkinson has the appropriate set of skills to serve as a member of our Board of Directors. Dr. Parkinson received his M.D. from the University of Toronto Faculty of Medicine in 1977, with Internal Medicine and Hematology/Oncology training in Montreal at McGill University and in Boston at New England Medical Center.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the NASDAQ Stock Market (“NASDAQ”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that all of our directors, other than Mr. Martino, are independent within the meaning of the applicable NASDAQ listing standards. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company.

BOARD LEADERSHIP STRUCTURE

Our Board of Directors has an independent chairman, Faheem Hasnain, who has authority, among other things, to call and preside over meetings of the Board of Directors, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board of Directors. Accordingly, the chairman has substantial ability to shape the work of the Board of Directors. We believe that separation of the positions of chairman and chief executive officer reinforces the independence of the Board of Directors in its oversight of our business and affairs. In addition, we believe that having an independent chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of the company and its stockholders. As a result, we believe that having an independent chairman can enhance the effectiveness of the Board of Directors, as a whole.

ROLE OF THE BOARD IN RISK OVERSIGHT

Our audit committee is primarily responsible for overseeing our risk management processes on behalf of the full Board of Directors. Going forward, we expect that the audit committee will receive reports from management at least quarterly regarding our assessment of risks. In addition, the audit committee reports regularly to the full Board of Directors, which also considers our risk profile. The audit committee and the full Board of Directors focus on the most significant risks we face and our general risk management strategies. While the Board of Directors oversees our risk management, company management is responsible for day-to-day risk management processes. Our Board of Directors expects company management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the audit committee and the Board of Directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that our Board of Directors leadership structure, which also emphasizes the independence of the Board of Directors in its oversight of our business and affairs, supports this approach.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met ten times during the last fiscal year and four times in executive session. All directors who served in 2013 attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members, respectively. Mr. Regan resigned from the Board in August 2013. Six meetings occurred prior to his resignation.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal year 2013 for each of the committees:

Name	Audit		Compensation		Nominating and Corporate Governance
Faheem Hasnain			X		X	*
David Bonita, M.D.					X
Steven A. Elms			X
Standish M. Fleming	X	*
Allan P. Marchington, Ph.D			X	*
David R. Parkinson, M.D.
Isai Peimer	X				X
Joseph Regan (1)	X
Total meetings in fiscal 2013	4		6		2

*	Committee Chairperson
(1)	Mr. Regan resigned from the Board of Directors in August 2013.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that, except as specifically described below, each member of each committee meets the applicable NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functionswhich include, among other things:

•	evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•	reviewing our annual and quarterly financial statements and reports and discussing the statements and reports with our independent auditors and management, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” ;

•	reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation, and matters concerning the scope, adequacy and effectiveness of our financial controls;

•	reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

•	preparing the report that the SEC requires in our annual proxy statement;

•	reviewing and providing oversight with respect to any related party transactions and monitoring compliance with our code of ethics;

•	reviewing our investment policy on a periodic basis; and

•	reviewing and evaluating, at least annually, the performance of the Audit Committee, including compliance of the Audit Committee with its charter.

The Audit Committee is currently composed of three directors: Mr. Foletta, Mr. Fleming and Mr. Peimer. Mr. Foletta became a member and chairperson of the Audit Committee concurrently with his appointment to the Board in January 2014. The Audit Committee met four times during the fiscal year 2013. The Audit Committee has adopted a written charter that is available to stockholders on the Company’s website at www.ambitbio.com.

The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards).

The Board of Directors has determined that each of Mr. Foletta and Mr. Fleming qualify as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Foletta’s level of knowledge and experience based on a number of factors, including his formal education, his experience as a chief financial officer for a public company and his service as an audit manager with Ernst & Young. In addition to the Company’s Audit Committee, Mr. Foletta also serves on the Audit Committee of AMN Healthcare Services. The Board of Directors has determined that this simultaneous service does not impair Mr. Foletta’s ability to effectively serve on the Company’s Audit Committee. The Board also made a qualitative assessment of Mr. Fleming’s level of knowledge and experience based on a number of factors, including his formal education and nature and scope of Mr. Fleming’s previous experience, coupled with past and present service on various audit committees.

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2013 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Mr. Mark G. Foletta

Mr. Standish Fleming

Mr. Isai Peimer

*	The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is composed of three directors: Dr. Marchington, Mr. Elms and Mr. Hasnain. Dr. Marchington serves as the chairperson of our Compensation Committee. Our Board of Directors has determined that Dr. Marchington, Mr. Elms and Mr. Hasnain are independent directors under NASDAQ Marketplace Rules. The Compensation Committee met six times during the fiscal year. The Compensation Committee has adopted a written charter that is available to stockholders on the Company’s website at www.ambitbio.com.

The Compensation Committee of the Board of Directors acts on behalf of the Board of Directors to review, adopt and/or recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including:

•	reviewing and recommending to our Board of Directors the compensation and other terms of employment of our executive officers;

•	reviewing and recommending to our Board of Directors performance goals and objectives relevant to the compensation of our executive officers;

•	evaluating and approving the equity incentive plans, compensation plans and similar programs advisable for us, as well as modification or termination of existing plans and programs;

•	evaluating and recommending to our Board of Directors the type and amount of compensation to be paid or awarded to Board members;

•	administering our equity incentive plans;

•	establishing policies with respect to equity compensation arrangements;

•	reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

•	reviewing and approving (or, if it deems appropriate, making recommendations to our Board of Directors) the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers other than our chief executive officer; and recommending to our Board of Directors for determination and approval, the compensation and other terms of employment of our chief executive officer;

•	reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” and recommending to the full board its inclusion in our periodic reports to be filed with the SEC;

•	preparing the report that the SEC requires in our annual proxy statement;

•	reviewing the adequacy of our Compensation Committee charter on a periodic basis; and

•	reviewing and evaluating, at least annually, the performance of the Compensation Committee.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least four times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the chairperson of the Compensation Committee. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. In 2013, the Compensation Committee formed a Non-Officer Stock Option Committee, currently composed of Mr. Martino, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock options to employees who do not have a title of vice president or higher. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. Typically, as part of its oversight function, the Compensation Committee will review on a regular basis the list of grants made by the subcommittee. During fiscal year 2013, the subcommittee exercised its authority to grant options to purchase an aggregate of 10,700 shares of the Company’s common stock to non-officer employees.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the last quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which recommends to the Board of Directors, any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels compensation surveys, and recommendations of any compensation consultant, if any.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2013 are described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for:

•	identifying, reviewing and evaluating candidates to serve on our Board of Directors;

•	determining the minimum qualifications for service on our Board of Directors;

•	evaluating director performance on the board and applicable committees of the Board;

•	interviewing, evaluating, nominating and recommending individuals for membership on our Board of Directors;

•	considering nominations by stockholders of candidates for election to our Board;

•	considering and assessing the independence of members of our Board of Directors;

•	developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board of Directors any changes to such principles;

•	periodically reviewing our policy statements to determine their adherence to our Code of Business Conduct and Ethics and considering any request by our Directors or executive officers for a waiver from such code;

•	reviewing, periodically, the adequacy of its charter; and

•	evaluating, at least annually, the performance of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is composed of three directors: Mr. Hasnain, Mr. Peimer and Dr. Bonita. Mr. Hasnain serves as the chairperson of our Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Nominating and Corporate Governance Committee met two times during the fiscal year. The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders on the Company’s website and www.ambitbio.com.

The Nominating and Corporate Governance Committee believes that the candidates for director, both individually and collectively, have the integrity, experience, judgment, commitment (including having sufficient time to devote to the Company and level of participation), skills, diversity and expertise appropriate for the Company. In assessing the directors, both individually and collectively, the Nominating and Corporate Governance Committee may consider the current needs of the Board of Directors and the Company to maintain a balance of knowledge, experience and capability in various areas. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 11080 Roselle Street, San Diego, CA 92121, Attn: Secretary, no later than the 90th day and no earlier than the 120th day prior to the one year anniversary of the preceding year’s annual meeting. Submissions must include (1) the name and address of the Company stockholder on whose behalf the submission is made; (2) number of Company shares that are owned beneficially by such stockholder as of the date of the submission; (3) the full name of the proposed candidate; (4) description of the proposed candidate’s business experience for at least the previous five years; (5) complete biographical information for the proposed candidate; (6) a description of the proposed candidate’s qualifications as a director and (7) any other information required by the Company Bylaws. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to the Secretary of Ambit Biosciences Corporation, 11080 Roselle Street, San Diego, CA 92121. Each communication must set forth: the name and address of the Company stockholder on whose behalf the communication is sent; and, the number of Company shares that are owned beneficially by such stockholder as of the date of the communication. Each communication will be reviewed by the Company’s Secretary to determine whether it is appropriate for presentation to the Board of Directors or such director. Communications determined by the Company’s Secretary to be appropriate for presentation to the Board of Directors or such director will be submitted to the Board of Directors or such director on a periodic basis.

CODE OF ETHICS

The Company has adopted the Ambit Biosciences Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at www.ambitbio.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting. Ernst & Young has audited the Company’s financial statements since the Company’s inception in 2000. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Ernst & Young. Abstentions will be counted toward the tabulation of votes on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes (if any) are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 2.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2013 and December 31, 2012, by Ernst & Young, LLP, the Company’s principal accountant. All fees described below were pre-approved by the Audit Committee.

	Fiscal Year Ended
	2013	2012
	(in thousands)
Audit Fees (1)	$618,047	$520,092
Audit-related Fees (2)	13,000	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$631,047	$520,092

(1)	Audit fees consist of fees billed for professional services by Ernst & Young, LLP for audit and quarterly review of our financial statements and review of our registration statement on Form S-1, and related services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)	Audit related fees consist of fees billed for professional services by Ernst & Young LLP for consultation concerning financial accounting and reporting standards.

In connection with the audit of the 2013 financial statements, the Company entered into an engagement agreement with Ernst & Young which sets forth the terms by which Ernst & Young will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures.

During the fiscal year ended December 31, 2013, none of the total hours expended on the Company’s financial audit by Ernst & Young were provided by persons other than Ernst & Young full-time permanent employees.

PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee has not adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, and consequently all audit and non-audit services are approved by the whole Audit Committee.

PROPOSAL 3

APPROVAL OF AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

Overview

On April 4, 2014, our Board of Directors approved amendments to our 2013 Equity Incentive Plan (the “2013 Plan”) and the incorporation of such amendments into a new Amended and Restated 2013 Equity Incentive Plan (the “2013 Amended Plan”) subject to approval by our stockholders at the 2014 annual meeting. The 2013 Plan was originally adopted by the Board of Directors in February 2013, was originally adopted by the stockholders in May 2013 and become effective in connection with our initial public offering in May 2013.

The 2013 Amended Plan contains the following material changes from the 2013 Plan: (i) an increase in the number of shares of common stock that may be issued under the 2013 Amended Plan of 1,000,000 shares for a total number of shares of common stock reserved for issuance under the 2013 Amended Plan of an aggregate of the sum of 2,845,329 shares, plus certain annual automatic increases as further described below, and (ii) an increase in the number of shares that may be issued as “incentive stock options” to an aggregate of 5,690,658 shares (twice the size of the share reserve). Additionally, approval of the 2013 Amended Plan by our stockholders will re-start the ten year period during which we may grant “incentive stock options” under the 2013 Amended Plan and will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options and performance-based stock and cash awards under the 2013 Amended Plan that may continue to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”).

Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. For compensation awarded under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the following terms must be disclosed to and approved by the stockholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a per-person limit on the number of shares subject to stock options and performance-based stock awards, and the amount of cash subject to performance-based cash awards, that may be granted to any employee under the plan in any year; and (iii) a description of the business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). Accordingly, we are requesting that our stockholders approve the 2013 Amended Plan, which includes terms regarding eligibility for awards, annual per-person limits on awards and the business criteria for performance-based awards granted under the 2013 Amended Plan (as described in the summary below).

We believe it is in the best interests of the company and our stockholders to preserve the ability to grant “performance-based compensation” under Section 162(m) of the Code in the future. However, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as “performance-based compensation” for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.

If this Proposal 3 is adopted by our stockholders, the 2013 Amended Plan will become effective upon the date of the 2014 annual meeting. In the event that our stockholders do not approve this Proposal 3, the 2013 Amended Plan will not become effective and the 2013 Plan will continue in its current form.

Why we are asking our stockholders to approve the 2013 Amended Plan

Equity awards have been historically and, we believe, will continue to be, an integral component of our overall compensation program for all of our employees and directors. Approval of the 2013 Amended Plan will allow us to continue to grant stock options and other equity awards at levels we determine to be appropriate in order to attract new employees and directors, retain our existing employees and directors and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. The 2013 Amended Plan allows us to continue to utilize a broad array of equity incentives with flexibility in designing equity incentives, including traditional stock option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards and performance stock awards.

We believe it is critical for our long-term success that the interests of our employees and directors are tied to our success as “owners” of our business. The equity incentive programs we have in place have worked to build stockholder value by attracting and retaining talented employees and directors. In some circumstances we may also grant stock options to consultants to provide incentives for such consultants to exert maximum efforts for our success. We believe we must continue to offer a competitive equity compensation packages in order to retain and motivate the talent necessary for our continued growth and success. We carefully monitor the equity compensation and equity holdings of our employees, directors and consultants as well as the type of equity awards we grant to ensure these awards continue to provide incentives for the recipients to work towards our success. Traditionally, stock options have been the primary focus of our equity program. The potential value of stock options is realized only if our share price increases, and so stock options provide a strong incentive for individuals to work to build stockholder value and are most attractive to individuals who share our objectives and goals.

We continue to believe that stock options are a vital part of our equity program. However, we have recently started considering also granting full value equity awards. In April 2014, the Compensation Committee and the Board of Directors approved a long-term incentive program under our 2013 Plan that provides for the grant of restricted stock unit awards that vest based upon the achievement of specific performance goals, in order to further align our employees’ interests with the interests of our stockholders and encourage our key employees to remain in our employ and achieve extraordinary results. In addition, such full value awards generally require fewer shares per award to maintain the same economic potential for the award recipient and therefore help us manage the growth of our equity compensation program. The terms of the long-term incentive program that were approved are described in greater detail in the Executive Compensation section of this proxy statement below. While our long-term incentive program is not conditioned on approval of the 2013 Amended Plan, approval of the 2013 Amended Plan will assist us in ensuring we have sufficient shares to accommodate the performance-based awards that we may grant under the program in the future, which we estimate may total up to 1,000,000 shares if maximum performance goals are achieved over the next several years.

The following table provides certain additional information regarding our equity incentive program.

As of December 31, 2013
Total number of shares of common stock subject to outstanding stock options	1,683,377
Total number of shares of common stock subject to outstanding full value awards	—
Weighted-average exercise price of outstanding stock options	$8.59
Weighted-average remaining term of outstanding stock options	9.1
Total number of shares of common stock available for grant under all equity incentive plans	254,504

The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal year 2013.

Fiscal Year 2013
Total number of shares of common stock subject to stock options granted	518,313
Total number of shares of common stock subject to full value awards granted	—
Total number of shares of common stock subject to stock options cancelled	45,010
Total number of shares of common stock subject to full value awards cancelled	—
Weighted-average common stock outstanding	11,024,175
Common stock outstanding at December 31, 2013	17,919,031

In this Proposal 3, stockholders are requested to approve the 2013 Amended Plan. The affirmative vote of the holders of a majority of the votes cast at the annual meeting will be required to approve the adoptions of the 2013 Amended Plan.

Description of 2013 Equity Incentive Plan

The material features of the 2013 Amended Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2013 Amended Plan. Stockholders are encouraged to read the actual text of the 2013 Amended Plan, which is appended to this proxy statement as Appendix A and may be accessed from the SEC’s website at www.sec.gov.

Purpose. The 2013 Amended Plan is critical to our ongoing effort to build stockholder value through attracting, retaining and motivating employees, directors and consultants. We are seeking to approval of the 2013 Amended Plan to provide for the shares necessary so that we can ensure that we have the most qualified, motivated employees possible to help us move the Company’s programs forward.

Stock Awards. The 2013 Amended Plan provides for the grant of ISO, NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, or collectively, stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. Additionally, the 2013 Amended Plan provides for the grant of performance cash awards. Our practice is to grant stock options to employees who work more than 20 hours per week. As of March 31, 2014, approximately 52 employees and our eight non-employee directors are eligible to participate in the 2013 Plan and may receive all types of awards other than ISOs. ISOs may be granted only to our employees (including officers) and employees of our affiliates.

Share Reserve. The aggregate number of shares of our common stock that initially may be issued pursuant to stock awards under the 2013 Plan is 1,845,329 shares, which is the sum of (i) 625,000 shares, plus (ii) the number of shares reserved for issuance under our 2011 Plan at the time our 2013 Plan became effective, plus (iii) any shares subject to stock options or other stock awards granted under our 2011 Plan that would have otherwise returned to our 2011 Plan (such as upon the expiration or termination of a stock award prior to vesting). Additionally, the number of shares of our common stock reserved for issuance under our 2013 Plan automatically increases on January 1 of each year, beginning on January 1, 2014 and continuing through and including January 1, 2023, by 4% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors. The maximum number of shares that may be issued upon the exercise of ISOs under our 2013 Plan is 1,250,000 shares.

If Proposal 3 is approved, the total number of shares of our common stock reserved for issuance will be increased by 1,000,000 shares and the maximum number of shares that may be issued upon the exercise of ISOs under the 2013 Amended Plan will be increased by 5,690,658 shares.

If a stock award granted under the 2013 Amended Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of our common stock not acquired pursuant to the stock award again will become available for subsequent issuance under the 2013 Amended Plan. In addition, the following types of shares under the 2013 Amended Plan may become available for the grant of new stock awards under the 2013 Amended Plan: (1) shares that are forfeited to or repurchased by us prior to becoming fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise or purchase price of a stock award. Shares issued under the 2013 Amended Plan may be previously unissued shares or reacquired shares bought by us on the open market.

Section 162(m) Limits. No person may be granted stock awards covering more than 875,000 shares of our common stock under our 2013 Amended Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Additionally, no person may be granted in a calendar year a performance stock award covering more than 875,000 shares or a performance cash award having a maximum value in excess of $1,000,000. Such limitations are designed to help assure that any deductions to which we would otherwise be entitled with respect to such awards will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to any covered executive officer imposed by Section 162(m) of the Code.

Administration. Our Board of Directors, or a duly authorized committee thereof, has the authority to administer the 2013 Amended Plan. Our Board of Directors has delegated authority to administer the 2013 Amended Plan to our Compensation Committee and an additional Non-Officer Stock Option Committee created by the Board that has separate but concurrent jurisdiction with the Compensation Committee to make certain discretionary equity awards (subject to certain limits set by the Board of Directors) under the 2013 Amended Plan to all eligible employees other than employees with a Vice President title or above. Our Board of Directors has retained its authority to make equity awards to the Chief Executive Officer. Subject to the terms of the 2013 Amended Plan, our Board of Directors, the Compensation Committee or the Non-Officer Stock Option Committee, as applicable, referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award. Subject to the terms of the 2013 Amended Plan and limitations on the size of individual and aggregate grants that are set quarterly by our Board of Directors, our Non-Officer Stock Option Committee may determine the recipients and numbers of stock options to be granted, provided that the terms and conditions of the option awards conform to company standards, regarding the period of their exercisability and vesting. The fair market value applicable to a stock award and the exercise price of options granted under the 2013 Amended Plan is determined in accordance with the terms of the 2013 Amended Plan.

The plan administrator has the authority to modify outstanding awards under our 2013 Amended Plan. Subject to the terms of our 2013 Amended Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options. Incentive and nonstatutory stock options are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2013 Amended Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2013 Amended Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the 2013 Amended Plan, up to a maximum of 10 years. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Tax Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) services rendered to us or our affiliates, or (3) any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation unit, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation unit, we will pay the participant an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation unit is exercised. A stock appreciation unit granted under the 2013 Amended Plan vests at the rate specified in the stock appreciation grant agreement as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the 2013 Amended Plan, up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The 2013 Amended Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to a covered executive officer imposed by Section 162(m) of the Code. To help assure that the compensation attributable to performance-based awards will so qualify, our Compensation Committee can structure such awards so that stock or cash will be issued or paid pursuant to such award only after the achievement of certain pre-established performance goals during a designated performance period.

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by our Compensation Committee, except that the plan administrator also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. In addition, to the extent permitted by applicable law and the performance stock award agreement, the plan administrator may determine that cash may be used in payment of performance stock awards.

A performance cash award is a cash award that is payable contingent upon the achievement of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by our Compensation Committee, except that the plan administrator also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. The plan administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award, or such portion thereof as the plan administrator may specify, to be paid in whole or in part in cash or other property.

In granting a performance award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, our Compensation Committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code (no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the performance goals remains substantially uncertain), our Compensation Committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the 2013 Amended Plan and described below. As soon as administratively practicable following the end of the performance period, our Compensation Committee will certify in writing whether the performance goals have been satisfied.

Performance goals under the 2013 Amended Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes; (29) user satisfaction; (30) stockholders’ equity; (31) capital expenditures; (32) debt levels; (33) operating profit or net operating profit; (34) workforce diversity; (35) growth of net income or operating income; (36) billings; (37) bookings; (38) the number of users, including but not limited to unique users; (39) employee retention; (40) and to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the plan administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Under the 2013 Amended Plan, unless specified otherwise by our Compensation Committee (or, if not required for compliance with Section 162(m) of the Code, the plan administrator) (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, our compensation committee (or, if not required for compliance with Section 162(m) of the Code, the plan administrator) will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, our Compensation Committee (or, if not required for compliance with Section 162(m) of the Code, the plan administrator) retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (a) the class and maximum number of shares reserved for issuance under the 2013 Amended Plan, (b) the class and maximum number of shares by which the share reserve may increase automatically each year, (c) the class and maximum number of shares that may be issued upon the exercise of ISOs, (d) the class and maximum number of shares subject to stock awards that can be granted in a calendar year (as established under the 2013 Amended Plan pursuant to Section 162(m) of the Code) and (e) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•	arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;

•	arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;

•	accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase right held by us;

•	cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our Board of Directors may deem appropriate; or

•	make a payment equal to the excess of (a) the value of the property the participant would have received upon exercise of the stock award over (b) the exercise price otherwise payable in connection with the stock award.

Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.

Under the 2013 Amended Plan, a corporate transaction is generally the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change of Control. The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. Under the 2013 Amended Plan, a change of control is generally (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (iii) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets; or (iv) when a majority of the Board of Directors becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the Board members or their approved successors.

Amendment and Termination. Our Board of Directors has the authority to amend, suspend, or terminate our 2013 Amended Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date our Board of Directors adopted our 2013 Amended Plan.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2013 Amended Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2013 Amended Plan. The 2013 Amended Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2013 Amended Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To conform to the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

2013 Equity Incentive Plan

Name	Number of Shares Subject to Stock Option Awards
Michael A. Martino (1)	—
President, Chief Executive Officer and Director
Alan Fuhrman (1)	—
Chief Financial Officer
Athena Countouriotis (1)	—
Chief Medical Officer
All current executive officers as a group (four people) (1)	—
All current directors who are not executive officers as a group (eight people) (2)	64,000
All employees, including all current officers who are not executive officers, as a group (1) (48 people)	—

(1)	Awards granted under the 2013 Amended Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2013 Amended Plan. Accordingly, total awards that may be granted for the fiscal year ending December 31, 2014 under the 2013 Amended Plan are not determinable until the completion of the fiscal year.
(2)	Awards granted under the 2013 Amended Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2013 Amended Plan. However, our non-employee director compensation policy establishes the number of shares subject to initial and annual stock option awards that automatically will be granted to our non-employee directors under the 2013 Amended Plan if this Proposal 3 is approved by our stockholders. Pursuant to such policy, if this Proposal 3 is approved by our stockholders, on the date of the 2014 annual meeting, each of our current non-employee directors who is to continue as a non-employee director will be granted an annual stock award under the 2013 Amended Plan consisting of an option to purchase 8,000 shares of our common stock. For additional information regarding our non-employee director compensation policy, see “Director Compensation” below.

On April 3, 2014, the last reported sales price of our common stock on NASDAQ was $9.36.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2013, with respect to all of our equity compensation plans in effect on that date.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by stockholders (1)	1,683,377	$8.59	254,504
Equity compensation plans not approved by stockholders (3)	—	—	—

Total	1,683,377	$8.59	254,504

(1)	Includes the 2011 Plan, the 2013 Plan and the 2013 Employee Stock Purchase Plan (the “ESPP”). 106,164 shares under column (c) are attributable to the ESPP.
(2)	Under the terms of our 2013 Plan, on January 1, 2014 and annually therefore through January 1, 2023, the number of authorized shares under our 2013 Plan is automatically increased by a number of shares equal to the lesser of (i) 4% of the number of our shares of capital stock outstanding on the preceding December 31 or (ii) a lesser amount determined by our Board of Directors. Under the terms of our ESPP, on January 1, 2014 and annually therefore through January 1, 2023, the number of authorized shares under our 2013 Plan is automatically increased by a number of shares equal to the lesser of (i) 1% of the number of our shares of capital stock outstanding on the preceding December 31; (ii) 166,666 shares; or (iii) an amount determined by our Board of Directors.
(3)	As of December 31, 2013, we did not have any equity compensation plans that were not approved by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 3.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers:

Name	Age	Position(s)
Michael A. Martino	58	President, Chief Executive Officer and Director
Alan Fuhrman	57	Chief Financial Officer
Athena Countouriotis, M.D.	42	Chief Medical Officer

Mr. Martino’s biographical information is set forth above under Proposal 1.

Alan Fuhrman. Mr. Fuhrman has served as our Chief Financial Officer since October 2010. From November 2008 to September 2010, Mr. Fuhrman served as vice president and chief financial officer of Naviscan, Inc., a privately-held medical imaging company focused on the management of breast cancer. From September 2004 through August 2008, he served as senior vice president and chief financial officer of Sonus Pharmaceuticals, a publicly-traded pharmaceutical development company that merged with Oncogenex Pharmaceuticals in August 2008. Mr. Fuhrman served as president and chief operating officer of Integrex, Inc., a manufacturing services company, from April 2002 until its acquisition in July 2004. From February 1999 until March 2002, he was the chief financial officer at Capital Stream, Inc., a financial services workflow automation company. Mr. Fuhrman received B.S. degrees in both business administration and agricultural economics from Montana State University. Mr. Fuhrman received his Certified Public Accountant Certification from the State of Oregon; however, currently he is not an active CPA.

Athena Countouriotis, M.D. Dr. Countouriotis has served as our Chief Medical Officer since February 2012. From August 2007 to February 2012, Dr. Countouriotis was a clinical leader within Pfizer Inc.’s oncology business unit. From October 2005 to August 2007, she was director of oncology global clinical research at Bristol-Myers Squibb Company, a publicly-traded global pharmaceutical company, with responsibility for leading clinical development of Sprycel ® in acute lymphoblastic leukemia and chronic myeloid leukemia. Earlier in her career, she held the position as associate medical director at Cell Therapeutics, Inc. a biopharmaceutical company. Dr. Countouriotis received a B.S. from the University of California, Los Angeles and an M.D. at Tufts University School of Medicine. She received her initial training in pediatrics at the University of California, Los Angeles and additional training at the Fred Hutchinson Cancer Research Center in the Pediatric Hematology/ Oncology Program.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 27, 2014 by: (i) each of our directors; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Total
Greater than 5% Stockholders	12,901,274	67%
Executive Officers and Directors	2,995,151	16%

(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 17,973,315 shares outstanding on March 27, 2014, adjusted as required by rules promulgated by the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

Our principal executive officer and the two other most highly compensated executive officers for the year ended December 31, 2013 (the “Named Executive Officers”) are:

•	Michael A. Martino, our President and Chief Executive Officer;

•	Alan Fuhrman, our Chief Financial Officer; and

•	Athena Countouriotis, M.D., our Chief Medical Officer.

SUMMARY COMPENSATION TABLE

The following table shows for the fiscal years ended December 31, 2013 and December 31, 2012, compensation awarded to, paid to, or earned by, the Named Executive Officers.

SUMMARY COMPENSATION TABLE FOR FISCAL 2013 AND 2012

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Michael A. Martino	2013	440,083	339,613	198,146	4,520	982,362
President and Chief Executive Officer	2012	379,647	1,734,430	204,000	4,494	2,322,571
Alan Fuhrman	2013	302,096	503,852	81,581	4,383	891,912
Chief Financial Officer	2012	279,812	362,923	87,095	4,343	734,173
Athena Countouriotis, M.D.	2013	375,950	563,634	101,520	3,663	1,044,768
Chief Medical Officer	2012	329,202	391,882	100,399	2,447	823,930

(1)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2013 and 2012, as applicable, computed in accordance with Financial Accounting Standard Board ASC Topic 718 for stock-based compensation transactions, or ASC 718. Assumptions used in the calculation of these amounts are included in Note 1 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(2)	Amounts shown represent performance bonuses earned for 2013 and 2012, which were each paid in a cash lump sum in the first quarter of 2014 and the fourth quarter of 2012, respectively.
(3)	Amounts shown represent term life insurance and long-term disability insurance paid by us on behalf of the Named Executive Officers. Term life insurance benefits are provided to the Named Executive Officers on the same terms as provided to all of our regular full-time employees and long-term disability insurance benefits are provided on the same terms as provided to all of our executive officers. For more information regarding these benefits, see below under “Perquisites, Health, Welfare and Retirement Benefits.”

Annual Base Salary

Base salaries for our Named Executive Officers are initially established through arm’s-length negotiation at the time the executive is hired, taking into account such executive’s qualifications, experience, prior salary, the scope of his or her responsibilities, and competitive market compensation paid by other companies for similar positions within the industry. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. In making decisions regarding salary increases, we draw upon the expertise of an independent compensation consulting company, who provides benchmark compensation data from similar sized companies in our industry. We may also draw upon the experience of members of our Board of Directors with other companies. The Compensation Committee has not previously applied specific formulas to determine increases, although it has generally awarded increases as a percentage of an executive officer’s then-current base salary. This strategy is consistent with our intent of offering base salaries that are cost-effective while remaining competitive.

The compensation of our Named Executive Officers other than Mr. Martino is generally determined and approved by our Compensation Committee. The compensation of Mr. Martino is determined and approved by our Board of Directors without members of management present, based on recommendations from our Compensation Committee. The Compensation Committee and Board of Directors, if applicable, approved the following 2013 base salaries for our Named Executive Officers, which became effective on January 1, 2013.

Name	2013 Base Salary
Michael A. Martino	$400,000; increased to $496,200 effective 8/1/13
Alan Fuhrman	$293,164; increased to $314,600 effective 8/1/13
Athena Countouriotis	$375,950

Annual Performance-Based Bonus Opportunity

In addition to base salaries, our Named Executive Officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives who significantly impact our corporate results.

Annual corporate goals are established by the Board of Directors at the beginning of each year to which they relate, taking into consideration the recommendations of the Compensation Committee. Our Board of Directors will generally consider each of our Named Executive Officer’s individual contributions towards reaching our annual corporate goals but does not typically establish specific individual goals for our Named Executive Officers. The annual bonus payment, if any, that each of our Named Executive Officers may earn each year is equal to annual base salary, multiplied by their target bonus percentage and by the percent to which our corporate goals are achieved for such year.

In calculating the achievement of our corporate goals, the Compensation Committee and our Board of Directors reviews our performance against each corporate goal. In reviewing our performance against each goal, the Compensation Committee has the discretion to determine the weighting of each of the corporate goals and to award a bonus payment of more than the target bonus percentage if they determine that we have achieved more than 100% of our corporate goals.

Pursuant to their employment agreements or offer letters, each Named Executive Officer has a target bonus represented as a percentage of base salary, or a target bonus percentage, each of which is set forth below:

Name	Target bonus (%)
Michael A. Martino	50
Alan Fuhrman	30
Athena Countouriotis, M.D.	30

The corporate goals relate generally to achievement of discovery, clinical, and regulatory milestones for clinical development, financial factors such as raising or preserving capital and performance against our operating budget, and business development goals related to our development programs. The Compensation

Committee reviews the Company’s achievement of the corporate goals in their totality, taking into account the Company’s overall performance for the year.

The corporate goals established by the Board of Directors for 2013 were: maximizing the value of quizartinib; implementing our financing strategy, progressing at least one pipeline asset; building, retaining and nurturing our employee team; and implementing a business development strategy that involved concluding at least one partnership by the end of the year. There were no pre-allocated weightings for each of these corporate goals. No individual goals were established for any of our Named Executive Officers for 2013. As a result, bonuses payable to each of our Named Executive Officers for 2013 were based entirely on the achievement of corporate goals. For 2013, there was no minimum percentage of corporate goals that had to be achieved in order to earn a bonus. In early 2014, the Compensation Committee and the Board of Directors considered each corporate goal in detail and determined that we had achieved 90% of the overall 2013 corporate goals due to:

•	achievement of our goal of maximizing the value of quizartinib, based on our achievement of transitioning the program, including three clinical trials, from Astellas Pharma Inc., and Astellas U.S. LLC, to the Company, completing the Phase 2b clinical trial, and preparing for initiation of our Phase 3 clinical trial in early 2014. We did not achieve our goal of initiating the Phase 3 clinical trial in 2013;

•	achievement of our goal of implementing our financing strategy, based on completion of our initial public offering in 2013;

•	achievement of our goal to progress at least one pipeline asset, as we moved our lead compound in our CSF1R program through IND enabling studies;

•	achievement of our goal of building, retaining and nurturing an employee team, based on development and roll-out of our vision, mission and core values, improvement in our employee engagement scores and through the addition of key clinical and operational personnel; and

•	no achievement of our business development goal as we did not conclude a partnership by year end.

Accordingly, in January 2014, we paid Messrs. Martino and Fuhrman and Dr. Countouriotis a bonus equal to the product of their base salary, multiplied by their target bonus percentage and 90%.

Long-Term Incentive Compensation

Our long-term, equity-based incentive awards are designed to align the interests of our Named Executive Officers and our other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued service, our equity-based incentives also encourage the retention of our Named Executive Officers through the vesting period of the awards.

We use stock options as the primary incentive for long-term compensation to our Named Executive Officers because they are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price. We generally provide initial grants in connection with the commencement of employment of our Named Executive Officers and annual retention grants at or shortly following the end of each year.

Prior to our IPO in 2013, we granted all equity awards primarily through our 2011 Amended and Restated Equity Incentive Plan, the terms of which are described below under “Equity Compensation Plans and Other Benefit Plans 2011 Amended and Restated Equity Incentive Plan” Following our IPO in May 2013, all stock options are granted pursuant to our 2013 Plan, the terms of which are described above under “Proposal 3.” All options granted under the 2013 Plan are granted with an exercise price equal to the fair market value of our common stock on the date of grant.

Prior to our IPO, all stock options were granted with an exercise price of no less than the fair market value of our common stock on the date of grant, which was determined by Board of Directors in good faith based upon consideration of a number of relevant factors including the status of our development efforts, financial status, market conditions and with input from an independent third-party valuation specialist.

All of the stock options granted in 2013 vest over a four year period subject to the applicable Named Executive Officer’s continued service with us, as further described in the footnotes to the “Outstanding Equity Awards at December 31, 2013” table below.

All of our stock option grants typically vest over a four-year period and may be granted with an early exercise feature allowing the holder to exercise and receive unvested shares of our stock, so that the employee may exercise and have a greater opportunity for gains on the shares to be taxed at long-term capital gains rates rather than ordinary income rates. In addition, the Compensation Committee has approved certain grants of options to our Named Executive Officers containing accelerated vesting provisions upon an involuntary termination (both termination without cause and resignation for good reason) as well as upon certain material change of control transactions. The Compensation Committee believes these accelerated vesting provisions reflect current market practices, based on the collective knowledge and experiences of the Compensation Committee members (and without reference to specific peer group data), and allow us to attract and retain highly qualified executive officers. In addition, we believe these accelerated vesting provisions will allow our Named Executive Officers to focus on closing a transaction that may be in the best interest of our stockholders even though the transaction may otherwise result in a termination of their employment and, absent such accelerated vesting, a forfeiture of their unvested equity awards. Additional information regarding accelerated vesting provisions for our Named Executive Officers is discussed below under “Employment Agreements with Executive Officers.”

In July 2013, the Compensation Committee or Board of Directors, as applicable, made stock retention grants to each of Mr. Martino, Mr. Fuhrman and Dr. Countouriotis in the form of an option to purchase 46,083, 68,369 and 76,481 shares of common stock, respectively, each with an exercise price of $11.81 per share. The options vest at the rate of 25% of the total number of shares subject to the option on July 16, 2014 and 1/48th of the total number of shares subject to the option on the 16th of each month thereafter, provided that the option holder continues to provide services to us through such dates. The details of the July 2013 grants are described in the “Outstanding Equity Awards At December 31, 2013” table below.

In April 2014, the Compensation Committee and Board of Directors approved a long-term incentive program under the 2013 Plan (the “LTIP”) that provides for the grant of restricted stock unit awards (the “RSUs”) under the 2013 Plan to employees and directors designated by the Board of Directors or the Compensation Committee and we expect to grant RSUs to our Named Executive Officers under the LTIP in the future. The RSUs will commence vesting only upon meeting specific performance goals consisting of three designated price thresholds for our common stock, as reported on Nasdaq or as consideration for our common stock in a Change of Control (as defined in the 2013 Plan and described below). Specifically, one-third of each RSU commences vesting upon meeting each of the three price thresholds. Each performance goal must occur on or before December 31, 2017 or the RSUs (or portions thereof that have not commenced vesting due to any performance goal or goals that were not met) will terminate. If a performance goal is met, the applicable portion of the RSU that commences vesting will vest annually over a three-year period, subject to the recipient continuing in service with us through each vesting date, and accelerate in full upon a Change of Control. The description of the LTIP is qualified in its entirety by reference to the LTIP and the forms of RSU grant notice and agreement, each of which will be filed with the Company’s next periodic report.

Perquisites, Health, Welfare and Retirement Benefits

Our Named Executive Officers are eligible to participate in all of our employee benefit plans, including our medical, dental, vision, group life and disability insurance plans, in each case on the same basis as our other employees. We do not provide perquisites or personal benefits to our Named Executive Officers. We do, however, pay the premiums for term life insurance for all of our employees, including our Named Executive

Officers, and we pay the premiums for supplemental long term disability exclusively for our executive officers, including our Named Executive Officers.

None of our Named Executive Officers participate in or have account balances in qualified or non-qualified defined benefit, non-qualified defined contribution plans or pension plans sponsored by us. We provide a 401(k) plan for our eligible employees, including our Named Executive Officers, as described in the section below entitled “— 401(k) Plan”.

Outstanding Equity Awards at Fiscal Year End.

The following table shows for the fiscal year ended December 31, 2013, certain information regarding outstanding equity awards at fiscal year-end for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013

		Option Awards (1) (2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Mr. Michael A. Martino	12/13/12	122,390	(3)	329,509	(3)	$6.00	12/12/22
	7/16/13	0	(4)	46,083	(4)	$11.81	7/15/23
Mr. Alan Fuhrman	12/13/12	27,159	(3)	73,118	(3)	$6.00	12/12/22
	7/16/13	0	(4)	68,369	(4)	$11.81	7/15/23
Dr. Athena Countouriotis	12/13/12	27,259	(3)	73,386	(3)	$6.00	12/12/22
	7/16/13	0	(4)	76,481	(4)	$11.81	7/15/23

(1)	All of the options granted prior to May 16, 2013 were granted under the 2011 Plan and were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant, as determined in good faith by our Board of Directors with the assistance of a third-party valuation expert. All of the options granted on or after May 16, 2013 were granted under the 2013 Plan and were granted with a per share exercise price equal to the fair market value of our common stock on the date of grant. The terms of the 2011 Plan and the 2013 Plan are described in the section below entitled “— Equity Compensation Plans and Other Benefit Plans.”
(2)	The vesting of the options accelerates upon a change of control or upon the termination of employment of the Named Executive Officer by us without cause or by the officer for good reason, as described below under “Employment Agreements with Named Executive Officers”.
(3)	The options vest at the rate of 25% of the total number of shares subject to the option on November 1, 2013 and 1/48th of the total number of shares subject to the option on the first of each month thereafter, provided that the option holder continues to provide services to us through such dates.
(4)	The options vest at the rate of 25% of the total number of shares subject to the option on July 16, 2014 and 1/48th of the total number of shares subject to the option on the 16th of each month thereafter, provided that the option holder continues to provide services to us through such dates.

In 2013, the Company cancelled options to purchase 2,368, 439 and 520 shares previously granted to Mr. Martino, Mr. Fuhrman and Dr. Countouriotis. These options had exercise prices ranging from a low of $600.00 per share to a high of $1,680.00 per share and had grant dates of January 12, 2012, October 11, 2010, August 18, 2011 and April 24, 2012. Except for these cancellations, we did not engage in any other modifications or cancellations of our Named Executive Officers’ outstanding equity awards in 2013. Additionally, none of our Named Executive Officers exercised any stock options in 2013.

Employment Agreements with Named Executive Officers

All of our Named Executive Officers have employment agreements with us that provide that their employment is at will and may be terminated at any time by the executive or by us with or without cause and without notice. The employment agreements provide for certain base salary, target bonus and severance payments to our Named Executive Officers as follows:

Employment agreement with Mr. Martino. We entered into an employment agreement with Mr. Martino, our Chief Executive Officer, in November 2011, which was amended in January 2012 and January 2014, setting forth the terms of Mr. Martino’s employment. Pursuant to the agreement, Mr. Martino was initially paid an annual salary of $375,000 and was eligible to receive a performance bonus based on a target amount of 50% of his base salary, certain stock options under our 2011 Plan and certain severance benefits. In January 2014 we entered into an amended and restated employment agreement with Mr. Martino, which replaced and superseded his previous employment agreement. Pursuant to his amended and restated employment agreement, Mr. Martino is paid an annual base salary of $503,700 and is eligible to receive an annual performance bonus based on a target amount of 50% of his annual base salary.

Mr. Martino’s 2014 amended and restated employment agreement provides that if we terminate Mr. Martino without cause not upon or within twelve months following a change of control transaction, he is entitled to: (i) severance payments at a rate equal to his base salary then in effect for a period of twelve months following his termination date, (ii) payment of COBRA health insurance premiums for the lesser of (x) a period of one year following his termination date or (y) the period until he commences full-time employment with another company and becomes eligible to participate in such company’s health insurance plan, and (iii) accelerated vesting of the shares subject to the stock options awarded to Mr. Martino that would have vested during the one year period following termination. However, if his employment with us or our successor is terminated without cause or he resigns for good reason, in each case in connection with a change of control transaction, in the time period of three months prior or within twelve months following the change of control transaction, Mr. Martino is entitled to: (i) severance payments at a rate equal to his base salary then in effect for a period of eighteen months following his termination date, (ii) a performance bonus of one and a half (1.5) times the target bonus in effect for the year in which the termination occurs, (iii) payment of COBRA health insurance premiums for the lesser of (x) a period of eighteen months following his termination date or (y) the period until he commences full-time employment with another company and becomes eligible to participate in such company’s health insurance plan, and (iv) vesting of 100% of the shares subject to the stock options awarded to Mr. Martino.

Employment agreement with Mr. Fuhrman. In September 2010, we entered into an employment offer letter with Mr. Fuhrman, our Chief Financial Officer, which was amended in December 2012. Pursuant to this offer letter, Mr. Fuhrman was initially paid an annual salary of $275,000 and was eligible to receive a performance bonus based on a target amount of 30% of his base salary, certain stock options under our 2001 Equity Incentive Plan and certain severance benefits. The December 2012 amendment provided further definition regarding severance benefits under Section 409A, stating that in specific circumstances, severance benefits would be delayed the later of (x) six months and one day after separation from service, or (y) death. In April 2012, Mr. Fuhrman’s annual base salary was increased to $284,625. In August 2013, we entered into an employment agreement with Mr. Fuhrman, which supersedes his employment offer letter. Pursuant to his employment agreement, Mr. Fuhrman is paid an annual base salary of $314,600 and is eligible to receive an annual performance bonus based on a target amount of 30% of his annual base salary. Additionally, Mr. Fuhrman’s employment agreement provides that if we terminate Mr. Fuhrman without cause not upon or within twelve months following a change of control transaction, he is entitled to: (i) severance payments at a rate equal to his base salary then in effect for a period of twelve months following his termination date, (ii) payment of COBRA health insurance premiums for the lesser of (x) a period of one year following his termination date or (y) the period until he commences full-time employment with another company and becomes eligible to participate in such company’s health insurance plan, and (iii) accelerated vesting of the shares subject to the stock options awarded to Mr. Fuhrman that would have vested during the one year period following termination. However, if his employment with us or our successor is terminated without cause or he resigns for good reason, in each case in connection with a change of control transaction, in the time period of three months prior or within twelve months following the change of control transaction, Mr. Fuhrman will receive the severance benefits described above, except that (i) vesting of the shares subject to the stock options awarded to Mr. Fuhrman will accelerate 100% and (ii) Mr. Fuhrman will be entitled to receive 100% of the performance bonus he would have been entitled to for the year of termination.

Employment agreement with Dr. Countouriotis. In January 2012, we entered into an employment offer letter with Dr. Countouriotis, our Chief Medical Officer, setting forth the terms of Dr. Countouriotis’ employment. Pursuant to the agreement, Dr. Countouriotis was initially paid an annual salary of $365,000 and was eligible to receive a performance bonus based on a target amount of 30% of her base salary, certain stock options under our 2011 Plan and certain severance benefits. In January 2014 we entered into an amended and restated employment agreement with Dr. Countouriotis with an annual salary of $376,000, which replaced and superseded her previous employment agreement. Dr. Countouriotis’ amended and restated employment agreement provides that if we terminate Dr. Countouriotis without cause not upon or within twelve months following a change of control transaction, she is entitled to: (i) severance payments at a rate equal to her base salary then in effect for a period of twelve months following her termination date, (ii) payment of COBRA health insurance premiums for the lesser of (x) a period of one year following her termination date or (y) the period until she commences full-time employment with another company and becomes eligible to participate in such company’s health insurance plan, and (iii) accelerated vesting of the shares subject to the stock options awarded to Dr. Countouriotis that would have vested during the one year period following termination. However, if her employment with us or our successor is terminated without cause or she resigns for good reason, in each case in connection with a change of control transaction, in the time period of three months prior or within twelve months following the change of control transaction, Dr. Countouriotis will receive the severance benefits described above, except that (i) vesting of the shares subject to the stock options awarded to Dr. Countouriotis will accelerate 100% and (ii) Dr. Countouriotis will be entitled to receive 100% of the performance bonus she would have been entitled to for the year of termination.

For purposes of the Named Executive Officer employment agreements “cause” generally means the occurrence of any of the following with respect to each executive: (i) conviction of any felony or any crime involving fraud or dishonesty that has a material adverse effect on the Company; (ii) active participation (whether by affirmative act or material omission) in a fraud, act of dishonesty or other act of misconduct against the Company and/or its affiliates; (iii) conduct which, based upon a good faith and reasonable factual investigation by the Board, demonstrates gross unfitness to serve; (iv) material violation of any statutory or fiduciary duty, or duty of loyalty, owed to the Company; (v) breach of any material term of any material contract with us and the failure to cure such breach within 30 days of written notice; and (vi) repeated violation of any material Company policy.

For purposes of the employment agreements “change of control transaction” generally means (i) a merger or consolidation following which our stockholders do not own at least a majority of the surviving corporation’s voting shares; (ii) a sale of all or substantially all of our assets or (iii) a sale or other transfer of our capital stock as a result of which our stockholders cease to own at least a majority of the surviving corporation’s voting shares, other than a transaction involving the issuance of our shares primarily for the purpose of raising capital for us.

For purposes of the employment agreements, “good reason” means voluntary resignation of employment with us within 90 days of the occurrence of one or more of the following undertaken by us without such executive officer’s consent, after we fail to remedy the condition within a 30-day cure period (i) a material reduction of the executive’s base compensation, unless such reduction is consistent with and generally applicable to all the Company’s executive officers and is agreed to in writing by executive; (ii) a material reduction of the executive’s authority, responsibilities or duties with the Company; or (iii) the executive being required to relocate the executive’s principal place of employment with the Company to a principal place of employment more than fifty (50) miles from San Diego, California,

None of the Named Executive Officers’ employment agreements provide for the gross up of any excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”). If any of the payments under the employment agreements would constitute a “parachute payment” within the meaning of Section 280G of the Code, subject to the excise tax imposed by Section 4999 of the Code, the employment agreements provide for a best-after tax analysis with respect to such payments, under which the executive will receive whichever of the following two alternative forms of payment would result in the executive’s receipt, on an after-tax basis, of the greater amount of the transaction payment notwithstanding that all or some portion of the transaction payment may be subject to the excise tax: (i) payment in full of the entire amount of the transaction payment, or (ii) payment of only a part of the transaction payment so that the executive receives the largest payment possible without the imposition of the excise tax.

Compensation Recovery Policies

The Board of Directors and the Compensation Committee have not determined whether they would attempt to recover bonuses from our executive officers if the performance objectives that led to the bonus determination were to be restated, or found not to have been met to the extent originally believed by the Board of Directors the Compensation Committee. However, as a public company subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our CEO and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive. In addition, we will comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and will adopt a compensation recovery policy once final regulations on the subject have been adopted.

Equity Compensation Plans and Other Benefit Plans

2013 Equity Incentive Plan

Our Board of Directors and our stockholders adopted the 2013 Plan, which became effective in May 2013 in connection with our IPO. Our Board of Directors approved an amendment and restatement of the 2013 Plan, which is described above in Proposal 3.

Stock Awards. The 2013 Plan provides for the grant of ISO, NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, or collectively, stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. Additionally, the 2013 Plan provides for the grant of performance cash awards. ISOs may be granted only to employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants.

Share Reserve. Initially, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2013 Plan is the sum of (i) 625,000 shares, plus (ii) the number of shares reserved for issuance under our 2011 Plan at the time our 2013 Plan became effective, plus (iii) any shares subject to stock options or other stock awards granted under our 2011 Plan that would have otherwise returned to our 2011 Plan (such as upon the expiration or termination of a stock award prior to vesting). Additionally, the number of shares of our common stock reserved for issuance under our 2013 Plan automatically increases on January 1 of each year, beginning on January 1, 2014 and continuing through and including January 1, 2023, by 4% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors. The maximum number of shares that may be issued upon the exercise of ISOs under our 2013 Plan is 1,250,000 shares.

No person may be granted stock awards covering more than 875,000 shares of our common stock under our 2013 Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Additionally, no person may be granted in a calendar year a performance stock award covering more than 875,000 shares or a performance cash award having a maximum value in excess of $1,000,000. Such limitations are designed to help assure that any deductions to which we would otherwise be entitled with respect to such awards will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to any covered executive officer imposed by Section 162(m) of the Code.

If a stock award granted under the 2013 Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of our common stock not acquired pursuant to the stock award again will become available for subsequent issuance under the 2013 Plan. In addition, the following types of shares under the 2013 Plan may become available for the grant of new stock awards under the 2013 Plan: (1) shares that are forfeited to or repurchased by us prior to becoming fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise or purchase price of a stock award. Shares issued under the 2013 Plan may be previously unissued shares or reacquired shares bought by us on the open market.

Administration. Our Board of Directors, or a duly authorized committee thereof, has the authority to administer the 2013 Plan. Our Board of Directors has delegated its authority to administer the 2013 Plan to our Compensation Committee and an additional Non-Officer Stock Option Committee created by the Board that has separate but concurrent jurisdiction with the Compensation Committee to make certain discretionary equity awards under the 2013 Plan to all eligible individuals other than employees with a Vice President title or above. Our Board of Directors has retained its authority to made equity awards to the Chief Executive Officer. Subject to the terms of the 2013 Plan, our Board of Directors or the Compensation Commitee, referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award. Subject to the terms of the 2013 Plan and limitations on the size of individual and aggregate grants that are set quarterly by our Board of Directors, our Non-Officer Stock Option Committee may determine the recipients and numbers of stock options to be granted, provided that the terms and conditions of the option awards conform to company standards, regarding the period of their exercisability and vesting. The fair market value applicable to a stock award and the exercise price of options granted under the 2013 Plan is determined in accordance with the terms of the 2013 Plan.

The plan administrator has the authority to modify outstanding awards under our 2013 Plan. Subject to the terms of our 2013 Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options. Incentive and nonstatutory stock options are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2013 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2013 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the 2013 Plan, up to a maximum of 10 years. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Tax Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) services rendered to us or our affiliates, or (3) any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation unit, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation unit, we will pay the participant an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation unit is exercised. A stock appreciation unit granted under the 2013 Plan vests at the rate specified in the stock appreciation grant agreement as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the 2013 Plan, up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The 2013 Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to a covered executive officer imposed by Section 162(m) of the Code. To help assure that the compensation attributable to performance-based awards will so qualify, our Compensation Committee can structure such awards so that stock or cash will be issued or paid pursuant to such award only after the achievement of certain pre-established performance goals during a designated performance period.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (a) the class and maximum number of shares reserved for issuance under the 2013 Plan, (b) the class and maximum number of shares by which the share reserve may increase automatically each year, (c) the class and maximum number of shares that may be issued upon the exercise of ISOs, (d) the class and maximum number of shares subject to stock awards that can be granted in a calendar year (as established under the 2013 Plan pursuant to Section 162(m) of the Code) and (e) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•	arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;

•	arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;

•	accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase right held by us;

•	cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our Board of Directors may deem appropriate; or

•	make a payment equal to the excess of (a) the value of the property the participant would have received upon exercise of the stock award over (b) the exercise price otherwise payable in connection with the stock award.

Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.

Under the 2013 Plan, a corporate transaction is generally the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change of Control. The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. Under the 2013 Plan, a change of control is generally (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (iii) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets; or (iv) when a majority of the Board of Directors becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the Board members or their approved successors.

Under the terms of RSUs that may be granted under the LTIP, any RSUs that have commenced vesting upon achievement of a performance goal (including achievement of such goal due to a Change of Control) during the performance period will become fully vested upon a Change of Control.

Amendment and Termination. Our Board of Directors has the authority to amend, suspend, or terminate our 2013 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date our Board of Directors adopted our 2013 Plan.

2011 Amended and Restated Equity Incentive Plan

Our Board of Directors and our stockholders approved our 2011 amended and restated equity incentive plan (the “2011 Plan”), which became effective in January 2011, as an amendment and restatement of our 2001 Equity Incentive Plan, which was originally approved by our Board of Directors and stockholders in 2001. The 2011 Plan will terminate in January 2021, unless our Board of Directors terminates it earlier. After the effective date of the 2013 Plan, no additional awards have been granted or will be granted under the 2011 Plan, and all awards granted under the 2011 Plan that are repurchased, forfeited, expire or are cancelled will become available for grant under the 2013 Plan in accordance with its terms.

Share Reserve. The 2011 Plan reserved up to 1,220,480 shares of common stock for issuance and provides that no more than 2,440,960 shares may be issued under the plan pursuant to the exercise of ISOs. Shares of our common stock subject to options and other stock awards that have expired or otherwise terminate under the 2011 Plan without having been exercised in full will become available for grant under the 2011 Plan. Shares of our common stock issued under the 2011 Plan may include previously unissued shares or reacquired shares bought on the market or otherwise.

Administration. The 2011 Plan is administered by our Board of Directors, which may in turn delegate authority to administer the plan to a committee of one or more members of the Board. Subject to the terms of the 2011 Plan, our Board of Directors or its authorized committee, referred to herein as the plan administrator, determines recipients, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, our plan administrator also determines the exercise price of options granted under the 2011 Plan.

Stock Options. Stock options will be granted pursuant to stock option agreements. Generally, the exercise price for an ISO or NSO will not be less than 100% of the fair market value of the common stock subject to the option on the date of grant. Options granted under the 2011 Plan will vest at the rate specified in the option agreement. A stock option agreement may provide for early exercise, prior to vesting, rights of repurchase, and rights of first refusal. Unvested shares of our common stock issued in connection with an early exercise may be repurchased by us.

In general, the term of stock options granted under the 2011 Plan may not exceed 10 years. Unless the terms of an optionholder’s stock option agreement provide for earlier or later termination, if an optionholder’s service relationship with us, or any affiliate of ours, ceases due to disability or death, the optionholder, or his or her beneficiary, may exercise any vested options up for to 12 months, or 18 months in the event of death, after the date the service relationship ends, unless the terms of the stock option agreement provide for earlier termination. If an optionholder’s service relationship with us, or any affiliate of ours, ceases without cause for any reason other than disability or death, the optionholder may exercise any vested options for up to three months after the date the service relationship ends, unless the terms of the stock option agreement provide for a longer or shorter period to exercise the option. If an optionholder’s service relationship with us, or any affiliate of ours, ceases with cause, the option will terminate at the time the optionholder’s relationship with us ceases. In no event may an option be exercised after its expiration date.

Acceptable forms of consideration for the purchase of our common stock under the 2011 Plan include: (i) cash and (ii) at the discretion of our plan administrator at the time of grant, common stock previously owned by the optionholder, deferred payment arrangements, or other legal consideration approved by our plan administrator.

Limitations. The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the option exercise price must be at least 110% of the fair market value of the stock subject to the option on the date of grant; and

•	the term of any ISO award must not exceed five years from the date of grant.

Corporate Transactions. Unless otherwise provided in the stock award agreement, in the event of certain corporate transactions, any or all outstanding stock awards under the 2011 Plan may be assumed, continued or substituted for by any surviving entity. If the surviving entity elects not to assume, continue or substitute for such awards, the vesting provisions of such stock awards generally will be accelerated in full and such stock awards will be terminated if and to the extent not exercised at or prior to the effective time of the corporate transaction and our repurchase rights will generally lapse. In the event of our dissolution or liquidation, all outstanding stock awards under the 2011 Plan will terminate immediately prior to such event.

Under the 2011 Plan, a corporate transaction generally means the consummation of (i) a sale of substantially all of our assets; (ii) a merger or consolidation in which we are not the surviving corporation; (iii) a merger in which we are the surviving corporation but the shares or our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction; or (iv) any transaction that results in the transfer of more than 50% of our voting power.

Plan Amendments. Our plan administrator has the authority to amend, suspend or terminate the 2011 plan. However, no amendment or termination of the plan may adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2011 Plan as required by applicable law.

2013 Employee Stock Purchase Plan

Additional long-term equity incentives are provided through the 2013 Employee Stock Purchase Plan (the “ESPP”), which became effective in connection with our IPO in May 2013. The purpose of the ESPP is to retain the services of employees and secure the services of new and existing employees while providing incentives for such individuals to exert maximum efforts toward our success. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of section 423 of the Code. Our Board of Directors administers the ESPP. Under the ESPP, all of our regular employees (including the Named Executive Officers) may participate and may contribute, normally through payroll deductions, up to 15% of their earnings for the purchase of our common stock. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with a duration of not more than twenty-seven months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which our common stock will be purchased for employees participating in the offering. Unless otherwise determined by the Compensation Committee, shares are purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (a) 85% of the fair market value of our common stock on the first date of an offering or (b) 85% of the fair market value of our common stock on the date of purchase.

401(k) Plan

All of our full-time employees in the United States, including our Named Executive Officers, are eligible to participate in our 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Code. Pursuant to our 401(k) plan, employees may elect to defer their eligible compensation into the plan on a pre-tax basis, up to the statutorily prescribed annual limit of $17,500 in 2013 (additional salary deferrals not to exceed $5,500 are available to those employees 50 years of age or older) and to have the amount of this reduction contributed to our 401(k) plan. The 401(k) plan also permits us to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule. To date, we have not made any discretionary or matching contributions to the plan on behalf of participating employees. In general, eligible compensation for purposes of the 401(k) plan includes an employee’s wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with us to the extent the amounts are includible in gross income, and subject to certain adjustments and exclusions required under the Code. The 401(k) plan currently does not offer the ability to invest in our securities.

Potential Payments Upon Termination or Change of Control

Each of our Named Executive Officers are eligible to receive severance and change of control benefits under the terms of their employment agreements described above under “— Employment Agreements with Named Executive Officers.” Additionally, stock options and RSUs granted to our Named Executive Officers are subject to the change of control provisions set forth in the 2011 Plan and the 2013 Plan, as applicable and as further described above under “— Equity Compensation Plans and Other Benefit Plans.”

DIRECTOR COMPENSATION

The following table shows for the fiscal year ended December 31, 2013 certain information with respect to the compensation of all non-employee directors of the Company: Mr. Foletta was not a member of the Board of Directors in 2013 and is not included in the table below.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2013

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)		Total ($)
David Bonita, M.D.	24,433	29,143	(2)	53,576
Steven A. Elms	24,433	29,143	(3)	53,576
Standish M. Fleming	30,542	29,143	(4)	59,685
Faheem Hasnain	64,000	29,143	(5)	93,143
Allan P. Marchington, Ph.D.	30,542	29,143	(6)	59,685
David R. Parkinson, M.D.	24,433	29,143	(7)	53,576
Isai Peimer	24,433	29,143	(8)	53,576
Joseph Regan	9,868	29,143	(9)	39,011

(1)	Amounts listed represent the aggregate grant date fair value amount computed as of the grant date of each option awarded during 2013 in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 1 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.
(2)	Represents options to purchase 7,085 shares of our common stock granted to Mr. Bonita for service as a member of our Board of Directors. The shares subject to this award vest at the rate of one-third of the original number of shares on each of the first, second and third anniversaries of the May 21, 2013 vesting commencement date, provided that Mr. Bonita continues to provide services to us through such dates. As of December 31, 2013, an aggregate of 7,085 shares were outstanding under all options to purchase our common stock held by Mr. Bonita.
(3)	Represents options to purchase 7,085 shares of our common stock granted to Mr. Elms for service as a member of our Board of Directors. The shares subject to this award vest at the rate of one-third of the original number of shares on each of the first, second and third anniversaries of the May 21, 2013 vesting commencement date, provided that Mr. Elms continues to provide services to us through such dates. As of December 31, 2013, an aggregate of 7,085 shares were outstanding under all options to purchase our common stock held by Mr. Elms.
(4)	Represents options to purchase 7,085 shares of our common stock granted to Mr. Fleming for service as a member of our Board of Directors. The shares subject to this award vest at the rate of one-third of the original number of shares on each of the first, second and third anniversaries of the May 21, 2013 vesting commencement date, provided that Mr. Fleming continues to provide services to us through such dates. As of December 31, 2013, an aggregate of 7,085 shares were outstanding under all options to purchase our common stock held by Mr. Fleming.
(5)	Represents options to purchase 7,085 shares of our common stock granted to Mr. Hasnain for service as a member of our Board of Directors. The shares subject to this award vest at the rate of one third of the original number of shares on each of the first, second and third anniversaries of the May 21, 2013 vesting commencement date, provided that Mr. Hasnain continues to provide services to us through such dates. As of December 31, 2013, an aggregate of 152,181 shares were outstanding under all options to purchase our common stock held by Mr. Hasnain.
(6)

Represents options to purchase 7,085 shares of our common stock granted to Dr. Marchington for service as a member of our Board of Directors. The shares subject to this award vest at the rate of one-third of the original number of shares on each of the first, second and third anniversaries of the May 21, 2013 vesting commencement date, provided that Dr. Marchington continues to provide services to us through such dates. As of December 31, 2013, an aggregate of 7,085 shares were outstanding under all options to purchase our common stock held by Dr. Marchington.
(7)	Represents options to purchase 7,085 shares of our common stock granted to Dr. Parkinson for service as a member of our Board of Directors. The shares subject to this award vest at the rate of one-third of the original number of shares on each of the first, second and third anniversaries of the May 21, 2013 vesting commencement date, provided that Dr. Parkinson continues to provide services to us through such dates. As of December 31, 2013, an aggregate of 7,085 shares were outstanding under all options to purchase our common stock held by Dr. Parkinson.
(8)	Represents options to purchase 7,085 shares of our common stock granted to Mr. Peimer for service as a member of our Board of Directors. The shares subject to this award vest at the rate of one-third of the original number of shares on each of the first, second and third anniversaries of the May 21, 2013 vesting commencement date, provided that Mr. Peimer continues to provide services to us through such dates. As of December 31, 2013, an aggregate of 7,085 shares were outstanding under all options to purchase our common stock held by Mr. Peimer.
(9)	Represents options to purchase 7,085 shares of our common stock granted to Mr. Regan for service as a member of our Board of Directors. Mr. Regan resigned as a member of our Board of Directors effective August 19, 2013.

We compensate non-employee members of our Board of Directors for their services. Prior to our initial public offering in 2013 we provided annual compensation to Mr. Hasnain in the form of an annual cash retainer of $50,000 for his services as Chairman of our Board of Directors, $2,500 for each regularly scheduled meeting of the Board of Directors with a scheduled duration of less than a full day that he attended in person, $500 for each meeting of the Board of Directors that he attended by telephone, and $3,000 for each meeting of the Board of Directors with a scheduled duration of a full day session (or longer) that he attended in person. Other than Mr. Hasnain, we did not compensate our non-employee directors during 2013 prior to our IPO.

Directors who are also employees do not receive cash or equity compensation for service on our Board of Directors in addition to the compensation payable for their service as our employees.

Our 2013 non-employee director compensation policy, or our 2013 director compensation policy, became effective following our IPO. Under our 2013 director compensation policy, our Compensation Committee determines individual non-employee members of our Board of Directors who will be eligible to receive compensation and who we refer to as our “Eligible Directors.” For 2013, the Compensation Committee determined that our Eligible Directors would be non-employee members of our Board of Directors who were not beneficial owners of five percent or more of our stock. Accordingly, during 2013, the Eligible Directors who received cash and/or equity compensation under the 2013 director compensation policy in 2013 were all of our directors other than Mr. Martino. Under our director compensation policy, each Eligible Director received the following cash compensation for Board services, as applicable: $40,000 per year for service as a director; an additional $30,000 per year for service as the chairman of the Board; and an additional $10,000 per year for service as the chairman of each of the audit committee and compensation committee.

Additionally, each Eligible Director serving on our Board of Directors as of the closing of our IPO or joining our Board of Directors in 2013 thereafter was automatically be granted an initial non-statutory stock option to purchase 7,085 shares of common stock with an exercise price equal to the then fair market value of our common stock under our 2013 Plan. Each of these initial grants vests in equal annual installments over a three year period, subject to the director’s continued service with us through such dates. On the date of each of our annual stockholder meetings, beginning in 2014, the director compensation policy provided for an automatic annual non-statutory stock option to purchase 3,750 shares of common stock on that date with an exercise price equal to the then fair market value of our common stock. The annual grants will vest in full on the one-year anniversary of the date of grant, subject to the director’s continued service with us through such date. All stock options granted have a maximum term of 10 years and will vest in full upon the closing of a change of control transaction.

We have reimbursed and will continue to reimburse our non-employee directors for travel, lodging and other reasonable expenses incurred in attending meetings of the Board of Directors and committees of the Board of Directors.

In January 2014, the Board of Directors adopted a revised compensation program for the non-employee directors (the “2014 Non-Employee Director Compensation Policy”). The 2014 Non-Employee Director Compensation Policy will apply to each of the Company’s non-employee directors who the Committee determines is eligible to receive compensation under the 2014 Non-Employee Director Compensation Policy and may be amended by the Committee at any time. Pursuant to the 2014 Non-Employee Director Compensation Policy, each eligible non-employee member of the Board will receive the following cash compensation for Board services, as applicable:

•	$40,000 per year for service as a director;

•	an additional $30,000 per year for service as the Chairman of the Board;

•	an additional $15,000 per year for service as the Chairman of the Audit Committee, effective as of the 2014 annual meeting of the Company’s stockholders;

•	an additional $10,000 per year for service as the Chairman of the Compensation Committee; and

•	an additional $7,000 per year for service as the Chairman of the Nominating and Corporate Governance Committee.

In addition, our eligible non-employee directors will receive initial and annual, automatic, non-discretionary grants of nonqualified stock options under the terms and provisions of the 2013 Plan. Each eligible non-employee director, upon joining the Board of Directors will automatically be granted a non-statutory stock option to purchase 14,000 shares of common stock. Each of these initial grants will vest in equal annual installments over a three year period, subject to the director’s continued service with us through such dates. On the date of each annual meeting of the our stockholders, each non-employee director will automatically be granted a non-statutory stock option to purchase 8,000 shares of common stock. The annual grants will vest in full on the one-year anniversary of the date of grant, subject to the director’s continued service through such date. All stock options granted will have a maximum term of 10 years and will vest in full upon the closing of a change of control transaction.

TRANSACTIONS WITH RELATED PERSONS

Pursuant to SEC rules, a “transaction” with a related person includes any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company was or is a participant in which the related person had or will have a direct or indirect material interest where the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years. Since January 1, 2012, the Company has engaged in the following transactions with related persons:

Convertible Preferred Stock Financings

October 2012 Series E Preferred Stock Financing.

In October 2012, we entered into a Series E Preferred Stock, Common Stock and Warrant Purchase Agreement(the “Series E Purchase Agreement”), pursuant to which we initially issued and sold to investors (i) an aggregate of 48,726,367 shares of Series E redeemable convertible preferred stock at a purchase price of

$0.70 per share, for aggregate consideration of $34.1 million, which included the conversion of indebtedness of an aggregate principal amount of $11.5 million plus accrued interest, (ii) an aggregate of 1,437 shares of common stock at a purchase price of $2.40 per share, for aggregate consideration of $3,450 and (iii) warrants to purchase up to 1,058,221 shares of our common stock. In October 2012, the shares of common stock sold in this financing were subject to a reverse split whereby each one hundred shares of common stock converted into one share of common stock. At an additional closing in November 2012, we issued and sold to investors (i) an aggregate of 188,320 additional shares of Series E redeemable convertible preferred stock at a purchase price of $0.70 per share for aggregate additional consideration of $0.1 million and (ii) additional warrants to purchase up to 3,324 shares of our common stock. The shares of Series E redeemable convertible preferred stock issued in this financing converted into 2,038,111 shares of common stock in connection with the IPO.

In connection with the Series E preferred stock financing, we entered into amended and restated investor rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights voting rights and rights of first refusal, among other things, with certain holders of our convertible preferred stock and certain holders of our common stock. These stockholder agreements terminated in connection with the IPO, except for the registration rights granted under our sixth amended and restated investor rights agreement dated October 25, 2012 between us and the investors listed therein.

In October 2012, our subsidiary, Ambit Canada, issued and sold to GrowthWorks Canadian Fund Ltd., 2,247,223 Class E shares of Ambit Canada upon the automatic conversion of convertible promissory notes in the aggregate principal amount of $1.5 million plus accrued interest. In January 2013, Ambit Canada entered into a subscription agreement pursuant to which it issued and sold to GrowthWorks Canadian Fund Ltd. an additional 3,916,693 Class E shares at a purchase price of $0.70 per share for aggregate consideration of $2.7 million. In connection with the issuance of the Class E shares of Ambit Canada, Ambit, Ambit Canada and GrowthWorks Canadian Fund Ltd. entered into an amended and restated shareholders agreement containing voting rights, information rights and rights of first refusal, among other things. Ambit, Ambit Canada and GrowthWorks Canadian Fund Ltd. also entered into an amended and restated put agreement whereby GrowthWorks Canadian Fund Ltd. had the right to require that Ambit purchase from it, at any time, its Class C, Series D, Series D-2 and Class E shares in Ambit Canada for cash or for shares of Ambit’s Series C-2, Series D, Series D-2 and Series E redeemable convertible preferred stock, respectively. The amended and restated shareholders agreement and the amended and restated put agreement terminated in connection with the IPO when GrowthWorks Canadian Fund Ltd. was deemed to have exercised the put right and became a holder of our Series C-2, Series D, Series D-2 and Series E redeemable convertible preferred stock. Upon the closing of the IPO, the shares of Series E redeemable convertible preferred stock issued for the shares of Ambit Canada’s Class E shares converted into 256,829 shares of our common stock.

Joseph Regan, who resigned from our Board of Directors in 2013, was affiliated with GrowthWorks Canadian Fund Ltd.

Indemnification Agreements

We have entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our amended and restated bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of his or her services as one of our directors or executive officers or any other company or enterprise to which the person provides services at our request. We believe that these indemnification agreements, together with the provisions in our bylaws, are necessary to attract and retain qualified persons as directors and officers.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Ambit Biosciences Corporation stockholders will be “householding” the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or Ambit Biosciences Corporation. Direct your written request to Ambit Biosciences Corporation., Attn: Senior Director of Investor Relations & Corporate Communications, 11080 Roselle Street, San Diego, CA 92121, telephone: (858) 334-2125. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Alan Fuhrman
Chief Financial Officer

April 9, 2014

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2013 is available without charge upon written request to: Corporate Secretary, Ambit Biosciences Corporation, 11080 Roselle Street, San Diego, CA 92121.

Appendix A

AMBIT BIOSCIENCES CORPORATION

2013 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: FEBRUARY 12, 2013

APPROVED BY THE STOCKHOLDERS: MAY 6, 2013

IPO DATE/EFFECTIVE DATE: MAY 15, 2013

AMENDMENT AND RESTATED APPROVED BY THE BOARD OF DIRECTORS: APRIL 4, 2014

[APPROVED BY THE STOCKHOLDERS: MAY 15, 2014]

1. GENERAL.

(a) Successor to and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the Ambit Biosciences Corporation Amended and Restated 2011 Equity Incentive Plan (the “Prior Plan”). From and after 12:01 a.m. Pacific time on the Effective Date, no additional stock awards will be granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under this Plan. All stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

(i) Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Pacific Time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the Prior Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.

(ii) In addition, from and after 12:01 a.m. Pacific time on the Effective Date, any shares subject, at such time, to outstanding stock awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, up to the maximum number set forth in Section 3(a) below.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xi) To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 2,845,329 shares (the “Share Reserve”), which number is the sum of (i) 1,625,000 shares, plus (ii) the number of shares subject to the Prior Plan’s Available Reserve, plus (iii) the number of shares that are Returning Shares, as such shares become available from time to time, in an amount not to exceed 1,213,845 shares. In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1st of the year following the year in which the IPO Date occurs and ending on (and including) January 1, 2023, in an amount equal to 4% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 5,690,658 shares of Common Stock.

(d) Section 162(m) Limitations. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply.

(i) A maximum of 875,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii) A maximum of 875,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii) A maximum of $1,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the

Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the

Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(iv) Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of, or completion of any Performance Goals, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. COVENANTS OF THE COMPANY.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8. MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10. PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of April 4, 2014, the date the Plan, as amended and restated, was adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11. EXISTENCE OF THE PLAN; TIMING OF FIRST GRANT OR EXERCISE.

The Plan came into existence upon approval by the Board on February 12, 2013 (the “Adoption Date”); provided, however, that no Award may have been granted prior to the IPO Date (that is, the Effective Date). In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, no Stock Award will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.

12. CHOICE OF LAW.

The law of the State of California will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the IPO

Date, either an executive officer or a Director (either, an “IPO Investor”) and/or any entity in which an IPO Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “IPO Entities”) or on account of the IPO Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(i) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k) “Common Stock” means, as of the IPO Date, the common stock of the Company, having one vote per share.

(l) “Company” means Ambit Biosciences Corporation, a Delaware corporation.

(m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p) “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(q) “Director” means a member of the Board.

(r) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than

12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s) “Effective Date” means the IPO Date.

(t) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(u) “Entity” means a corporation, partnership, limited liability company or other entity.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(x) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(aa) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(bb) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ee) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ff) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(gg) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(hh) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ii) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(jj) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(kk) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ll) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(mm) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) user satisfaction; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; (xxxviii) the number of users, including but not limited to unique users; (xxxix) employee retention; (xxxx) and to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

(nn) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item.

(oo) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(pp) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(qq) “Plan” means this Ambit Biosciences Corporation 2013 Equity Incentive Plan.

(rr) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(ss) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(tt) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(uu) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(vv) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ww) “Securities Act” means the Securities Act of 1933, as amended.

(xx) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(yy) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(zz) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(aaa) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ccc) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

0	¢

AMBIT BIOSCIENCES CORPORATION

Proxy for Annual Meeting of Stockholders on May 15, 2014

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Michael Martino and Alan Fuhrman as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of common stock of Ambit Biosciences Corporation held of record by the undersigned at the close of business on March 27, 2014 at the Annual Meeting of Stockholders to be held May 15, 2014 at 9:00 a.m. Pacific Time at 11080 Roselle Street, San Diego, CA 92121, and at any adjournment thereof.

(Continued and to be signed on the reverse side.)

¢	14475	¢

ANNUAL MEETING OF STOCKHOLDERS OF

AMBIT BIOSCIENCES CORPORATION

May 15, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.astproxyportal.com/ast/18312

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

¢	20330300000000000000 3	051514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSAL 2 AND PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of three class I directors:					FOR	AGAINST	ABSTAIN
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: ¡ David Bonita, M.D. ¡ Steven A. Elms ¡ Mark G. Foletta		2. 3.

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

To approve our Amended and Restated 2013 Equity Incentive Plan, as set forth in the proxy statement.

					☐ FOR ☐	☐ AGAINST ☐	☐ ABSTAIN ☐
				4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted “FOR ALL NOMINEES” in Proposal 1, and “FOR” Proposal 2 and Proposal 3.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

ANNUAL MEETING OF STOCKHOLDERS OF

AMBIT BIOSCIENCES CORPORATION

May 15, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 p.m. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18312

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

¢	20330300000000000000 3	051514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSAL 2 AND PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of three class I directors:					FOR	AGAINST	ABSTAIN
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: ¡ David Bonita, M.D. ¡ Steven A. Elms ¡ Mark G. Foletta		2. 3.

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

To approve our Amended and Restated 2013 Equity Incentive Plan, as set forth in the proxy statement.

					☐ FOR ☐	☐ AGAINST ☐	☐ ABSTAIN ☐
				4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted “FOR ALL NOMINEES” in Proposal 1, and “FOR” Proposal 2 and Proposal 3.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢